UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2021

Item 1. Report to Stockholders.

(a)

Becker Value Equity Fund

Retail Class: BVEFX
Institutional Class: BVEIX

Annual Report
October 31, 2021

TABLE OF CONTENTS

Shareholder Letter	2
Investment Results & Returns - Retail Class	6
Investment Results & Returns - Institutional Class	7
Sector Allocation	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Expense Examples	28
Statement Regarding Liquidity Risk Management Program	30
Trustees and Executive Officers	31
Approval of Investment Advisory Agreement	36
Additional Information	40
Privacy Notice	42

Becker Value Equity Fund

October 31, 2021

Dear Shareholders,

We sincerely hoped in this year’s letter we’d be able to celebrate the end of the COVID-19 pandemic with all of you. As we are aware, however, that simply is not possible. The challenges presented by the health crisis are likely to remain with us for some time as new variants and case surges ebb and flow. Fortunately, we now have a much more robust toolkit with which to tolerate and battle the virus. Moreover, despite what feels like omnipresent reminders and changing guidelines, we have returned to some of the most important parts of our everyday lives. At Becker Capital Management, we remain thankful for the support and resiliency of our team, our clients, and our partners as we all adjust to the “new normal”, whatever form that takes.

As we know, equity markets have been one area of relative consistency and strength in the last year, and our team has navigated the intra-market cross currents well. Performance for the Becker Value Equity Fund (the “Fund”), Institutional Share Class returned 47.22% for the fiscal year ending October 31st. This outperformed the Russell 1000® Value Index by 3.46%. We are certainly pleased with the absolute rebound in performance this year, as well as the value we added on a relative basis. As we’ve said before, we have always taken the long view on performance and are proud that we are ahead of the benchmark the index since the inception of the Fund. This is a credit to our people, process, and culture.

Portfolio Activity

In the fiscal year, and following our normal practice, we applied bottom-up and top-down approaches to stock selection and portfolio construction. Following last year’s rotation into less traditional “value” names (following the COVID-19 flush), this fiscal year saw a bit more activity in the more cyclical and traditionally value-oriented names. Industrials, Financials, and Energy were the primary sectors in which this trend was expressed in the portfolio. Specific securities included Eaton Corp., Embraer, Citicorp, Royal Dutch, and Valero. Some of these securities were also trimmed during the year. This is a shorter period than we typically hold securities, but the speed and magnitude of the recovery in the stocks exceeded our expectations. We also found new ideas in Information Technology, a sector in which we have been impressed by the free-cash-flow yields available to investors despite the run, in markets. We added Kellogg and Lamb Weston Holdings in the Consumer Staples sector as well.

During the year, we exited positions in TE Connectivity, Discovery Communications, Coherent, Micron, Magna International, Siemens AG, Vodafone, Valero, Danone, and Molson Coors. Several of these positions were sold after reaching our estimate of fair value for the security and in some cases,

Becker Value Equity Fund

notably Discovery, well exceeding that estimate. The “meme stock” fever that took hold of markets in March 2021 created a significant opportunity for us to capitalize on market greed and irrationality in that security. Other names, like Siemens and Danone, were sold to make room for more compelling opportunities in similar market subsegments.

Outlook

Equity market movement is driven by a combination of earnings growth/decline and the capitalization of those earnings by investors (i.e. the “earnings multiple”). The most recent fiscal year was driven by earnings growth, partially offset by multiple compression. This was essentially a mirror opposite of the preceding fiscal year in which multiples expanded and earnings collapsed. As we look ahead to the coming year, we believe that earnings will again drive the direction of the market and that multiples represent a potential headwind. This is not to say that we expect market declines. Quite the contrary. We believe that earnings can continue to grow in the next 12 months as we continue to recover from the COVID-19-19 induced downturn, consumers continue to return to normal, and increasingly service-oriented, spending patterns, and the employment recovery catches up with the demand recovery. We believe that this environment remains conducive to risk-oriented assets like stocks, and that the more cyclically leveraged securities within the market can lead, at least in the next few quarters.

There are several risk factors to consider in looking ahead from here. First is inflation, and maybe more importantly, the U.S. Federal Reserve’s (the “Fed”) reaction to it. We are clearly in a period of faster than normal price increases across categories. This has been fueled by the unprecedented level of money supply growth in the last 18 months as the Fed and U.S. Government stepped in to blunt the economic impact of COVID-19. It has also been fueled by the supply chain and labor market challenges, many of which have been catalyzed by the pandemic.

As a result of this inflation, and the improvement in labor markets, the Fed has already begun to “taper” its monthly purchases of assets. While not technically tightening, the move does represent a directional change in financial accommodation and has been seen as a prelude to Federal Funds Target rate increases in the coming year. Easy money has been a hallmark of the markets in the last decade, most acutely in the last year. Changes to these policies represent a risk for markets if not implemented correctly.

COVID-19 also represents a risk to our outlook, as it has for some time now. While it seems that markets and economic participants have become more comfortable adapting to new variants and news, there remains an uncertainty associated with the virus that is simply not quantifiable. This additional, and thus far short-term, cycle that overlays itself on the normal business cycle can have significant impacts on investor attitudes and behaviors.

Becker Value Equity Fund

Finally, we cannot forget that 2022 is a mid-term election year in Congress. Given the levels of spending, proposed tax policy changes, geopolitical challenges, and general level of political (and media) vitriol, we are likely in store for at least some unpleasant advertising in the next 12 months. Should the campaigning process have actual impacts on personal or corporate tax rates, government spending levels or geopolitical arrangements, our outlook could be impacted.

Our process is based upon fundamentals, valuation, cash flow growth and seeking companies with strong balance sheets so while having opinion about the future is important, we are not dependent on it. On behalf of our employees and investment staff – thank you for your continued interest and investment in our mutual fund.

Pat Becker, Jr.
Portfolio Manager

Blake Howells, CFA, CFP®	T. J. McConville
Portfolio Manager	Portfolio Manager

Steve Laveson	Andy Murray, CFA
Portfolio Manager	Portfolio Manager

Marian Kessler	Sid Parakh
Portfolio Manager	Portfolio Manager

Becker Value Equity Fund

Mutual fund investing involves risk; principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities through ADRs which may involve political, economic and currency risks, greater volatility and differences in accounting methods. The value of the Fund’s investments in REITs may change in response to changes in the real estate market.

Earnings growth is not representative of the fund’s future performance.

This report is intended for shareholders and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Opinions expressed are subject to change at any time and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance is no guarantee of future results.

Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest in an index.

Cash Flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund.

The Fund is distributed by Quasar Distributors, LLC.

				Since
	One	Five	Ten	Inception
Performance as of October 31, 2021	Year	Years	Years	(11/3/03)
Becker Value Equity Fund – Retail Class	47.10%	11.54%	12.00%	9.15%
Becker Value Equity Fund – Institutional Class [1]	47.22%	11.65%	12.16%	9.36%
Russell 1000® Value Index	43.76%	12.39%	12.85%	8.98%

[1]  Performance shown prior to September 2, 2011, the inception of Institutional Class shares, reflects the performance of the Retail Class shares, adjusted to reflect Institutional Class expenses. The Retail Class shares were first offered on November 3, 2003, and they impose higher expenses than that of the Institutional Class shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998. The Fund imposes a 1% redemption fee on shares redeemed within 30 days of purchase. Performance data does not reflect the redemption fees.  If it had, returns would be lower.  Periods over one year are annualized.

Expense Ratio [2]	Retail	Institutional
Gross	0.89%	0.79%
Net	0.79%	0.69%

[2]  Gross expense ratio is from the Fund’s prospectus dated February 28, 2021. See the Fund’s Financial Highlights in this report for the most current expense ratios.  The Adviser has contractually agreed to waive certain fees through February 28, 2022.  The net expense ratio is applicable to investors.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Becker Value
Equity Fund – Retail Class and Russell 1000® Value Index

Average Annual Returns for the periods ended October 31, 2021

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Retail Class	47.10%	11.54%	12.00%
Russell 1000® Value Index	43.76%	12.39%	12.85%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

INVESTMENT RESULTS (Unaudited) (Continued)

Comparison of the Growth of a $100,000 Investment in the Becker Value
Equity Fund – Institutional Class and Russell 1000® Value Index

Average Annual Returns for the periods ended October 31, 2021

	One Year	Five Years	Ten Years
Becker Value Equity Fund – Institutional Class	47.22%	11.65%	12.16%
Russell 1000® Value Index	43.76%	12.39%	12.85%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 551-3998.

The Russell 1000® Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends.

Becker Value Equity Fund

SECTOR ALLOCATION at October 31, 2021 (Unaudited)

Sector	% of Net Assets

Financials	26.0%
Information Technology	17.0%
Health Care	16.3%
Industrials	8.8%
Communication Services	7.0%
Consumer Staples	6.6%
Energy	4.2%
Consumer Discretionary	3.9%
Real Estate	2.7%
Utilities	2.5%
Materials	1.5%
Cash [1]	3.5%
Total	100.0%

[1]	Represents short-term investments, cash and other assets in excess of liabilities.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2021

Shares		Value

COMMON STOCKS: 96.5%

Communication Services: 7.0%
665	Alphabet, Inc. [1]	$1,969,012
169,525	AT&T, Inc.	4,282,202
7,125	Facebook, Inc. [1]	2,305,436
12,015	The Walt
	Disney Co. [1]	2,031,376
		10,588,026

Consumer Discretionary: 3.9%
1,570	AutoZone, Inc. [1]	2,802,199
6,070	The Home
	Depot, Inc.	2,256,462
7,895	Starbucks Corp.	837,422
		5,896,083

Consumer Staples: 6.6%
38,455	The Kroger Co.	1,538,969
23,865	Lamb Weston
	Holdings, Inc.	1,347,179
15,610	The Procter &
	Gamble Co.	2,232,074
19,675	Tyson Foods, Inc.	1,573,410
13,500	Unilever
	PLC - ADR	723,330
16,395	Walmart, Inc.	2,449,741
		9,864,703

Energy: 4.2%
64,415	Baker Hughes Co.	1,615,528
28,080	Chevron Corp.	3,214,879
85,380	Kinder
	Morgan, Inc.	1,430,115
		6,260,522

Financials: 26.0%
3,400	Alleghany Corp. [1]	2,214,692
34,590	Allstate Corp.	4,277,745
81,240	Bank of America
	Corp.	3,881,647
12,740	Berkshire
	Hathaway, Inc. -
	Class B [1]	3,656,507
4,425	BlackRock, Inc.	4,174,811
62,020	Charles
	Schwab Corp.	5,087,501
9,820	Chubb Ltd. - ADR	1,918,632
28,270	Citigroup, Inc.	1,955,153
12,715	First Republic Bank	2,750,636
13,180	The Goldman
	Sachs Group, Inc.	5,447,953
22,205	JPMorgan
	Chase & Co.	3,772,407
		39,137,684

Health Care: 16.3%
49,795	AstraZeneca
	PLC - ADR	3,106,212
42,205	Gilead
	Sciences, Inc.	2,738,260
13,220	Hill-Rom
	Holdings, Inc.	2,047,778
15,665	Johnson & Johnson	2,551,515
14,470	McKesson Corp.	3,008,024
14,560	Medtronic PLC	1,745,162
22,070	Merck & Co., Inc.	1,943,263
45,360	Pfizer, Inc.	1,984,046
22,470	Quest
	Diagnostics, Inc.	3,298,147
152,590	Viatris, Inc.	2,037,077
		24,459,484

Industrials: 8.8%
14,385	Caterpillar, Inc.	2,934,684
11,760	Eaton Corp
	Plc - ADR	1,937,578
166,490	Embraer SA -
	ADR [1]	2,585,590
10,290	General
	Dynamics Corp.	2,086,297
41,626	Raytheon
	Technologies
	Corp.	3,698,886
		13,243,035

Information Technology: 17.0%
7,285	Accenture
	PLC - ADR	2,613,785
23,500	Apple, Inc.	3,520,300

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

SCHEDULE OF INVESTMENTS at October 31, 2021 (Continued)

Shares		Value

COMMON STOCKS: 96.5%

Information Technology: 17.0% (Continued)
39,645	Blackbaud, Inc. [1]	$2,815,192
28,095	Ciena Corp. [1]	1,525,278
73,790	Cisco Systems, Inc.	4,130,026
15,155	Microsoft Corp.	5,025,701
15,080	QUALCOMM, Inc.	2,006,243
5,770	salesforce.com,
	Inc. [1]	1,729,211
15,510	SAP SE - ADR	2,245,538
		25,611,274

Materials: 1.5%
25,250	International
	Paper Co.	1,254,168
17,440	Newmont
	Goldcorp Corp.	941,760
2,295	Sylvamo Corp. [1]	64,640
		2,260,568

Real Estate: 2.7%
25,990	Realty Income
	Corp.	1,856,466
40,630	Ventas, Inc.	2,168,423
		4,024,889

Utilities: 2.5%
67,580	FirstEnergy Corp.	2,603,857
19,250	The Southern Co.	1,199,660
		3,803,517
TOTAL COMMON STOCKS
(Cost $97,211,924)		145,149,785

SHORT-TERM INVESTMENTS: 3.5%
5,194,135	First American
	Government
	Obligations
	Fund - Class X,
	0.026% [2]	5,194,135

TOTAL SHORT-TERM
INVESTMENTS
(Cost $5,194,135)		5,194,135

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $102,406,059)		150,343,920
Other Assets in Excess
of Liabilities: 0.0% [3]		58,466
TOTAL NET ASSETS: 100.0%		$150,402,386

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of July 31,2021.
[3]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Becker Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2021

ASSETS
Investments in securities, at value (cost $102,406,059)	$150,343,920
Receivables:
Fund shares sold	12,045
Dividends and interest	190,400
Return of capital	23,053
Prepaid expenses	17,770
Total assets	150,587,188

LIABILITIES
Payables
Fund shares redeemed	24,769
Investment advisory fees, net	44,748
Administration fees	21,891
Accounting fees	12,933
Service fees – Retail class	21,779
Audit fees	24,000
Transfer agent fees	12,332
Reports to shareholders	4,367
Custody fees	1,183
Chief Compliance Officer fees	3,750
Trustee fees	1,838
Registration fees	347
Legal fees	143
Other accrued expenses	10,722
Total liabilities	184,802
NET ASSETS	$150,402,386

COMPONENTS OF NET ASSETS
Paid-in capital	$86,394,088
Total distributable (accumulated) earnings (losses)	64,008,298
Total net assets	$150,402,386

COMPONENTS OF NET ASSET VALUE
RETAIL CLASS
Net assets	$33,721,956
Shares of beneficial interest issued and outstanding	1,429,691
Net asset value, offering and redemption price per share	$23.59
INSTITUTIONAL CLASS
Net assets	$116,680,430
Shares of beneficial interest issued and outstanding	4,929,274
Net asset value, offering and redemption price per share	$23.67

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENT OF OPERATIONS For the Year Ended October 31, 2021

INVESTMENT INCOME
Income:
Dividends from investments (net of foreign withholding
tax and issuance fees of $45,693)	$3,122,970
Interest	1,096
Other income	456
Total investment income	3,124,522

EXPENSES
Investment advisory fees	763,058
Administration fees	77,251
Transfer agent fees	45,155
Accounting fees	43,995
Registration fees	34,651
Miscellaneous expenses	31,850
Service fees – Retail Class	31,595
Audit fees	23,936
Trustees fees	21,324
Chief Compliance Officer fees	14,637
Reports to shareholders	12,011
Legal fees	10,297
Insurance expenses	4,605
Custody fees	4,403
Total expenses	1,118,768
Less: fees waived	(143,772)
Net expenses	974,996
Net investment income (loss)	2,149,526

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	15,753,983
Net change in unrealized appreciation/depreciation on investments	32,277,258
Net realized and unrealized gain (loss) on investments	48,031,241
Net increase (decrease) in net assets resulting from operations	$50,180,767

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,149,526	$3,565,446
Net realized gain (loss) on investments	15,753,983	12,070,052
Net change in unrealized appreciation/depreciation
on investments	32,277,258	(29,357,307)
Net increase (decrease) in net assets
resulting from operations	50,180,767	(13,721,809)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders – Retail Class	(703,288)	(1,167,323)
Distributions to shareholders – Institutional Class	(2,383,483)	(5,273,337)
Total distributions to shareholders	(3,086,771)	(6,440,660)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	(3,007,121)	(25,247,629)
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	(4,047,039)	(126,876,638)
Total increase (decrease) in net assets
from capital share transactions	(7,054,160)	(152,124,267)
Total increase (decrease) in net assets	40,039,836	(172,286,736)

NET ASSETS
Beginning of year	$110,362,550	$282,649,286
End of year	$150,402,386	$110,362,550

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	159,129	$3,553,503	116,154	$1,985,801
Shares issued
in reinvestment
of distributions	36,954	686,969	61,630	1,130,905
Shares redeemed [2]	(341,672)	(7,247,593)	(1,721,021)	(28,364,335)
Net increase (decrease)	(145,589)	$(3,007,121)	(1,543,237)	$(25,247,629)
Beginning of year	1,575,280		3,118,517
End of year	1,429,691		1,575,280

	Year Ended		Year Ended
	October 31, 2021		October 31, 2020
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	375,529	$7,889,434	719,177	$11,968,555
Shares issued
in reinvestment
of distributions	125,871	2,346,233	279,705	5,146,572
Shares redeemed [2]	(696,140)	(14,282,706)	(8,463,041)	(143,991,765)
Net increase (decrease)	(194,740)	$(4,047,039)	(7,464,159)	$(126,876,638)
Beginning of year	5,124,014		12,588,173
End of year	4,929,274		5,124,014

[2]	Net of redemption fees of $29 and $101 for 2021, and $31 and $124 for 2020 for Retail Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.43	$17.94	$18.66	$19.42	$17.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.31	0.33	0.34	0.33	0.31
Net realized and unrealized
gain (loss) on investments	7.31	(1.43)	0.36	(0.10)	2.85
Total from investment operations	7.62	(1.10)	0.70	0.23	3.16

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.46)	(0.41)	(0.36)	(0.28)	(0.29)
Distributions from
net realized gain (loss)	—	—	(1.06)	(0.71)	(1.07)
Total distributions	(0.46)	(0.41)	(1.42)	(0.99)	(1.36)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$23.59	$16.43	$17.94	$18.66	$19.42
Total return	47.10%	(6.36)%	4.64%	0.99%	18.59%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$33,722	$25,880	$55,948	$94,554	$130,197
Portfolio turnover rate	28%	34%	37%	38%	34%
Ratios to average net assets:
Expenses before fees waived	0.88%	0.88%	0.80%	0.78%	0.79%
Expenses after fees waived	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income (loss)	1.48%	1.94%	1.99%	1.69%	1.67%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.49	$18.01	$18.73	$19.49	$17.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income [1]	0.33	0.35	0.36	0.35	0.32
Net realized and unrealized
gain (loss) on investments	7.33	(1.43)	0.37	(0.10)	2.87
Total from investment operations	7.66	(1.08)	0.73	0.25	3.19

LESS DISTRIBUTIONS:
Distributions from
net investment income (loss)	(0.48)	(0.44)	(0.39)	(0.30)	(0.31)
Distributions from
net realized gain	—	—	(1.06)	(0.71)	(1.07)
Total distributions	(0.48)	(0.44)	(1.45)	(1.01)	(1.38)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$23.67	$16.49	$18.01	$18.73	$19.49
Total return	47.22%	(6.27)%	4.76%	1.11%	18.70%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$116,680	$84,483	$226,701	$280,779	$300,022
Portfolio turnover rate	28%	34%	37%	38%	34%
Ratios to average net assets:
Expenses before fees waived	0.78%	0.78%	0.70%	0.68%	0.69%
Expenses after fees waived	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income (loss)	1.57%	2.03%	2.09%	1.78%	1.73%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021

NOTE 1 – ORGANIZATION

The Becker Value Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund commenced operations on November 3, 2003 with the investment objective to provide long-term capital appreciation. The Fund currently offers Retail and Institutional Class shares, which were first offered to the public on November 3, 2003 and on September 2, 2011, respectively. Both classes of shares hold equal rights as to earnings and assets with Retail Class shares bearing shareholder service fees. Each class of shares has exclusive voting rights with respect to matters affecting that individual class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust. When a security is “fair valued,”

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in  the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of iputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability; and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2021. See the Schedule of Investments for sector breakouts.

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$145,149,785	$—	$—	$145,149,785
Short-Term
Investments	5,194,135	—	—	5,194,135
Total Investments
in Securities	$150,343,920	$—	$—	$150,343,920

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of   the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with  the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of October 31, 2021, the Fund had no late year losses or capital loss carry-forwards.

As of October 31, 2021, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of October 31, 2021, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/ premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed  for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital   and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year  ended October 31, 2021, the following adjustments were made:

Distributable (Accumulated)
Earnings (Losses)	Paid-In Capital
(1,222,788)	1,222,788

The differences were primarily due to the utilization of equalization.

J.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

K.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

L.
Subsequent Events. In preparing these financial statements, the Fund have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On December 10, 2021, subsequent to the Funds’ fiscal year ended October 31, 2021, Aaron Perkovich, Trust Treasurer resigned. As of December 10, 2021 Craig Benton has been appointed the new Trust Treasurer.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Becker Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

(the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.55% based upon the average daily net   assets of the Fund. For the year ended October 31, 2021, the advisory fees incurred by the Fund are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the annual ratio of expenses of the Fund’s average daily net assets (“Expense Cap”) to 0.68% (excluding Rule 12b-1 fees and any other class-specific expenses). The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days written notice to the Advisor. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. At October 31, 2021, the remaining cumulative unreimbursed amount waived by the Advisor on behalf of the Fund that may be reimbursed was $393,823. The Advisor may recapture a portion of the above amount no later than the dates stated below:

Year of Expiration	Amount
October 31, 2022	$78,054
October 31, 2023	171,997
October 31, 2024	143,772

The amount of fees and expenses waived and reimbursed by the Advisor during the year ended October 31, 2021 are disclosed in the Statement of Operations. Any amount due from the Advisor is paid monthly to the Fund, if applicable.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of Fund expenses,

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2021, are disclosed in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2021, the cost from purchases of securities, excluding short-term securities, for the Fund was $37,589,369. The proceeds from sales and maturities of securities, excluding short-term securities, for the Fund were $48,056,752. There were no reportable purchases or sales of U.S. Government obligations for the year ended October 31, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2021 and the year ended October 31, 2020 were as follows:

	2021	2020
Ordinary Income	$3,086,771	$6,440,660

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$102,406,059
Gross tax unrealized appreciation	48,695,338
Gross tax unrealized depreciation	(757,477)
Gross tax unrealized appreciation/depreciation	47,937,861
Undistributed ordinary income	4,691,109
Undistributed long-term capital gain	11,379,328
Total distributable earnings	16,070,437
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (losses)	$64,008,298

Becker Value Equity Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2021 (Continued)

NOTE 6 – CREDIT FACILITY

       U.S. Bank N.A. has made available to the Fund a credit facility pursuant  to a separate Loan and Security Agreement for temporary or extraordinary purposes. Credit facility activity for the year ended October 31, 2021 was as follows:

Maximum available credit	$8,000,000
Largest amount outstanding on an individual day	—
Average balance when in use	—
Credit facility outstanding as of October 31, 2021	—
Average interest rate when in use	—

Interest expense for the year ended October 31, 2021, is disclosed in the Statement of Operations, if applicable.

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Becker Value Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Becker Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Becker Value Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2021

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. In addition to the Fund’s expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Fund has shares. Actual expenses of the underlying funds may vary. These expenses are not included in the example.

The following example includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account

Becker Value Equity Fund

EXPENSE EXAMPLES For the Six Months Ended October 31, 2021 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
Class	5/1/21	10/31/21	5/1/21 – 10/31/21*
Retail
Actual	$1,000.00	$1,079.60	$4.09
Hypothetical (5% return
before expenses)	1,000.00	1,021.27	3.97

Institutional
Actual	1,000.00	1,079.80	3.56
Hypothetical (5% return
before expenses)	1,000.00	1,021.78	3.47

*
The calculations are based on expenses incurred during the most recent six-month period for the Fund.  The annualized expense ratios for the most recent six-month period for the Fund’s Retail Class and Institutional Class were 0.78% and 0.68% (reflecting fee waivers in effect), respectively.  The dollar amounts shown as expenses paid for the Fund are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 184 (the number of days in the most recent six-month period) and divided by 365 (the number of days in the fiscal year).

Becker Value Equity Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Chief Compliance Officer to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures.

Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2020  through December 31, 2020. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years

Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Former owner of	1	Independent
(born 1955)		Term;	a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich BDC,
Fund Services		November	Productive Capital		Inc. (August
2020 E. Financial Way		2018.	Management, Inc.;		2019 to
Suite 100			formerly, Chief		present);
Glendora, CA 91741			Administrative		Independent
			Officer, Senior		Trustee for the
			Vice President and		William Blair
			Senior Managing		Funds (2013
			Director of Allegiant		to present)
			Asset Management		(21 series);
			Company (merged		Independent
			with PNC Capital		Trustee for the
			Advisors, LLC in		AmericaFirst
			2009); formerly, Chief		Quantitative
			Administrative Officer,		Funds (2012
			Chief Compliance		to 2016).
Officer and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Wallace L. Cook	Trustee	Indefinite	Investment	1	Trustee, The
(born 1939)		Term;	Consultant; formerly,		Dana
c/o U.S. Bank Global		Since	Chief Executive Officer,		Foundation.
Fund Services		May	Rockefeller Trust Co.,
2020 E. Financial Way		1991.	(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	1	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC (2018		Muzinich BDC,
Fund Services		September	to present); formerly,		Inc. (August
2020 E. Financial Way		2011.	Chief Operating		2019 to
Suite 100	Chair-	Indefinite	Officer, Direxion Funds		present);
Glendora, CA 91741	person	Term;	(2013 to 2018); formerly,		Interested
		Since	Senior Vice President		Trustee, Tidal
		August	and Chief Financial		ETF Trust (2018
		2019.	Officer (and other		to present)
			positions), U.S. Bancorp		(8 series); Former
			Fund Services, LLC.		Interested
Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bank Global		Since	National Investor
Fund Services		May	Data Services, Inc.
2020 E. Financial Way		1991.	(investment related
Suite 100			computer software).
Glendora, CA 91741

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant;	1	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment		Inc. (August
2020 E. Financial Way		1991.	Company		2019 to
Suite 100			Administration,		present);
Glendora, CA 91741			LLC (mutual fund		Independent
			administrator).		Trustee, AMG
Funds
(49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Ashi S. Parikh	Trustee	Indefinite	Investment	1	Independent
(born 1966)		Term;	professional; formerly,		Trustee, PNC
c/o U.S. Bank Global		Since	Chief Executive and		Funds (2018 to
Fund Services		June	Chief Investment		2019) (32 series);
2020 E. Financial Way		2020	Officer and various		Interested
Suite 100			other positions,		Trustee,
Glendora, CA 91741			RidgeWorth		RidgeWorth
			Investments, LLC		Funds (2014 to
			(global investment		2017) (35 series);
			management firm)		Board of
			(2006 to 2017); formerly,		Directors
			Chief Investment Officer		Member,
			Institutional Growth		Investment
			Equities, Eagle Asset		Working Group,
			Management (financial		The Ohio State
			advisor); formerly Sr.		University
			Managing Director,		Endowments
			Growth Equities, Banc		and Foundation
			One Investment Advisors		(2016 to
			(financial advisor).		present); Board
of Directors,
World
Methodist
Council,
Investment
Committee
(2018
to present).

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		March	Global Fund
2020 E. Financial Way		2013.	Services since
Suite 100	Secretary	Indefinite	July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant	Not	Not
(born 1990)	Secretary	Term;	Vice President,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank
Fund Services		March	Global Fund
615 East Michigan St.		2020.	Services since
Milwaukee, WI 53202			August 2016;
Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing systems,
labels and safety
products company)
(2014 to 2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Global Fund
Fund Services		March	Services since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Becker Value Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office[2] and	Occupation	Complex[3]	Held
Name, Address	with the	Length of	During	Overseen	During Past
and Age	Trust[1]	Time Served	Past Five Years	by Trustees	Five Years
Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services LLC since
615 East Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	ance	Since	Compliance Officer,
Fund Services	Officer,	July	U.S. Bank Global
615 East Michigan St.	Anti-	2011.	Fund Services
Milwaukee, WI 53202	Money		since August 2004.
Laundering
Officer,
Vice
President

[1]	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
[2]
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

[3]
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 2021 1, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Becker Capital Management, Inc. (the “Advisor”) for the Becker Value Equity Fund (the “Fund”) for another annual term.  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the COVID-19 pandemic. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and

________________

[1]
Although the Investment Company Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 17-18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2021.  The Board also considered performance against a smaller group of peers selected by an independent third-party consultant engaged by the Board to assist it in its 15(c) review (the “Cohort”).  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the median of its peer group for the one-year, three-year, and five-year periods.  The Board also noted that the Fund underperformed the average of its Cohort for the one-year, three-year and five-year periods.

The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting that the Fund underperformed its benchmark for the one-year, three-year, and five-year periods.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees also considered that compared to the Advisor’s large cap value composite, the Fund underperformed for the one-year, three-year, five-year, and ten-year periods.  The Board noted that the Advisor represented that any differences in performance between the Fund and the large cap value composite were mainly attributable to cash needs, the timing of sales of two securities, and client-specific restrictions in the similarly managed accounts.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.68% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was below the peer group median and slightly below the peer group average and the net expense ratio was lower than those of its peer group median and average.  The Board also considered that the Fund’s net expense ratio was lower than that of its Cohort average.  The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Fund and noted that the fees can differ due to a number of factors.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

Becker Value Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from its relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, and considered any additional material benefits derived by the Advisor from their relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Becker Value Equity Fund

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 551-3998. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.beckercap.com/mutual-fund.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available without charge, upon request by calling (800) 551-3998 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.beckercap.com/mutual-fund. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 531-3998.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Fund, if applicable. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent without charge at (800) 551-3998 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Becker Value Equity Fund

FEDERAL TAX INFORMATION (Unaudited)

For the year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act  of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 91.87%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2021 was 88.90%.

Becker Value Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Investment Advisor
BECKER CAPITAL MANAGEMENT, INC.
1211 SW Fifth Avenue, Suite 2185
Portland, OR 97204

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor
New York, NY 10019

Becker Value Equity Fund

	Ticker	CUSIP
Retail Class	BVEFX	74316J516
Institutional Class	BVEIX	74316J490

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$21,300	$20,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Jason Hadler
   Jason Hadler, President/Principal Executive Officer

Date    January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    January 7, 2022

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    January 7, 2022

* Print the name and title of each signing officer under his or her signature.